UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

AIKIDO PHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Rockefeller Plaza, 11th Floor, New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 993-9325

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AIKI	The Nasdaq Capital Market LLC

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)       Dismissal of independent registered accounting firm

On July 5, 2022, Aikido Pharma Inc. (the “Company”) dismissed WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of Withum on the Company’s financial statement as of and for the year ended December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the recent fiscal year ending December 31, 2021 and through the date of this Current Report, there have been no (i) disagreements with Withum on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. Withum did not act as the Company’s independent registered public accounting firm during the fiscal year ending December 31, 2020.

The Company has provided Withum with a copy of the above disclosures and requested that Withum furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statement. A copy of Withum’s letter, dated July 6, 2022 is filed as exhibit 16.1 to this Current Report of Form 8-K.

(b)       New independent registered public accounting firm

On July 5, 2022, the Company engaged Marcum LLP (“Marcum”), as the Company’s new independent registered public accounting firm.

During the recent fiscal year ending December 31, 2021, and through the date of this Report, the Company has not consulted Marcum regarding (i) application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)). During the fiscal year ending December 31, 2020, Marcum acted as the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter of WithumSmith+Brown, PC, to the Securities and Exchange Commission dated July 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2022	AIKIDO PHARMA INC.

	By:	/s/ Anthony Hayes
	Name: Title:	Anthony Hayes Chief Executive Officer

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